UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: October 31

DATE OF REPORTING PERIOD: October 31, 2006

Item 1. Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund’s Investment Manager. Daiwa SB Investments Ltd. is the Fund’s Investment Adviser. The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also appears in many other newspapers. The Fund’s daily NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted below. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Manager to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2006.

The Japan Equity Fund, Inc.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 1, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s web site at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

The Japan Equity Fund, Inc.

What is the Cash Purchase feature? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

November 10, 2006

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2006.

Performance and Review of Japanese Stock Market (November 2005 – October 2006)

For the year ended October 31, 2006, stocks on the Tokyo Stock Exchange (“TSE”) showed moderate gain following a strong performance during the previous year. The total return of the TOPIX Index was 13% over the period in local currency terms. Major indices in the Japanese stock market surged from the middle of 2005 to mid-January 2006 as continuing economic recovery, easing of deflationary pressure and strong earnings releases by companies helped lift stock markets. However, issues of corporate governance, slowing global economies and somewhat stretched valuation, especially among small capitalization stocks, weighed on Japanese stock markets in the period. Although the TOPIX outperformed other major overseas stock markets from November 2005 to April 2006, it lagged from May 2006 to October 2006. The TOPIX Index reached its highest point of the year on April 7, 2006, hitting 1783.72, but then dipped back down to 1439.00 on June 14, 2006 and finished October at a level of 1617.42.

Economic fundamentals in Japan continued to improve though the pace was fairly moderate. Real term Gross Domestic Product (“GDP”) was 1.0% in the October-December 2005 quarter, 0.8% in the January-March 2006 quarter and 0.2% in the April-June 2006 quarter (QoQ basis, not annualized). Drivers of the economy were exports and corporate capital expenditures, while private consumption showed little strength and public investment was on a downtrend. In July, the Bank of Japan (“BOJ”) reversed its zero interest rate policy and raised its target rate for unsecured overnight call money, the benchmark for monetary policy, to 0.25%. The policy change itself was well anticipated and had little impact on capital markets. With the Consumer Price Index (“CPI”) nearly unchanged, somewhat affected by the base year change from 2000 to 2005, a rate increase by the BOJ is likely to be gradual going forward.

The Federal Reserve Board in the United States has tightened its target interest rate to 5.25%, a 425 basis point increase from its low of 1.00% in June 2004. The lagged effect of monetary tightening has certainly cooled the U.S. housing markets although consumption and business capital expenditures still remain resilient. Uncertainty in the out-look for the U.S. economy has caused a conservative stance among investors and corporate management in Japan.

On the political front, the much anticipated Shinzo Abe assumed the office of Prime Minister in September. With regard to economic policy, the new cabinet targeted annual real growth of 3% or more. Specific policy steps being discussed by the Abe cabinet include emphasizing the removal of market entry barriers and technological innovation, reaching an accelerated conclusion to the pan-Asian Free Trade Agreement (“FTA”) and implementing corporate tax incentives.

The surge in commodity prices, including oil and nonferrous metals, has continued to impact the operations of Japanese companies. In the foreign exchange market, the Japanese yen has weakened against major currencies. During the first half of the year, for many Japanese manufacturers, currency exchange levels generally had a positive influence, while the impact of the rise in prices of crude oil and other materials pressured profit margins. Looking toward the second half of 2006 and 2007, the negative impact of material prices is likely to diminish as oil prices appear to have peaked and companies pass increased material costs in their product prices.

The Japan Equity Fund, Inc.

Oji Paper, the leading manufacturer of paper products in Japan, announced a takeover bid for Hokuetsu Paper Mills in July. However, the first ever hostile takeover battle between large firms in Japan failed as Hokuetsu shareholders offered only 5% of the outstanding shares. M&A deals involving Japanese companies are on the rise. During the year, we observed several examples of increasing corporate activity, such as an increase in M&A between Japanese companies, cross-border M&A, MBO, etc.; however, compared with other countries, M&A activity is still limited in Japan. However, such factors as globalization in economy, excess cash on hand by Japanese companies and initiation of the New Company Law will certainly stimulate M&A activities in Japan.

Looking at the stock market, the real estate, precision instruments and transportation equipment sectors outperformed the overall market, whereas other financial businesses, oil and coal products and construction per-formed worst during the one-year period ended October 31, 2006. The environment surrounding real estate was favorable as recovery in land prices, office rents and new condominium prices continued while funding costs (bank loan rates, bond yields etc.) stayed at low levels. Export oriented sectors such as precision instruments and transportation equipment performed better on the back of the yen depreciation against major currencies and steady global demands for their products (cars, digital still cameras, printers, etc.).

Other financial businesses experienced steep declines in stock prices as revisions to the consumer loan laws proposed by the Liberal Democratic Party are likely to adversely affect profitability of the whole industry and trigger a credit crunch for consumer finance companies. The oil related sector underperformed, as crude oil prices peaked and the prospects for refinery margins are gloomy given declining domestic demand. The construction industry also suffered from an unfavorable environment as competition for public sector projects intensified.

Performance/Attribution Analysis

Table 1. Net asset value (“NAV”) performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest 12 Months (As of October 31, 2006) %
Japan Equity Fund (time weighted return)	10.97
Benchmark (TOPIX)	10.10
Difference	0.87

Table 2. Attribution Analysis Summary, Japanese Yen (“JPY”) base (Latest 12 Months)

(%)
Portfolio (Equity Only)	15.08
Benchmark (TOPIX)	13.23
Difference	1.85
Breakdown
Sector Selection	0.56
Stock Selection	1.29
Other	0.00
Total	1.85

The Japan Equity Fund, Inc.

Table 3. Portfolio Return (Equity Only) vs. Benchmark Return, USD base (monthly)

		Portfolio Return (A) (%)	Benchmark Return (B) (%)	Relative Return (A) – (B) (%)
2005	November	1.90	2.84	-0.94
	December	7.39	8.86	-1.47
2006	January	5.48	3.98	1.50
	February	-1.95	-1.71	-0.24
	March	3.59	3.02	0.57
	April	1.42	1.99	-0.57
	May	-5.79	-6.20	0.41
	June	-1.88	-2.15	0.27
	July	0.04	-0.61	0.65
	August	0.97	1.79	-0.82
	September	-1.05	-1.95	0.90
	October	1.03	0.59	0.44

Table 4. Attribution Analysis Breakdown, JPY base (Latest 12 Months) – Equity Only

	Portfolio Weight %	Benchmark Weight %	Portfolio Return %	Benchmark Return %	Sector Selection Effect %	Stock Selection Effect %
Fishing, Agriculture & Forestry	0.00	0.09	0.00	5.69	0.01	0.00
Mining	0.00	0.41	0.00	18.40	-0.05	0.00
Construction	2.44	2.22	-4.47	-2.50	-0.04	-0.14
Manufacturing	54.84	50.27	21.76	20.53	0.29	0.65
Electric Power & Gas	3.26	3.85	14.79	15.67	0.04	-0.05
Transport and Communication	8.90	9.63	10.62	6.16	0.03	0.32
Commerce	6.64	8.67	-3.32	4.78	0.16	-0.58
Finance & Insurance	21.43	20.86	9.07	2.75	-0.15	1.55
Real Estate	2.28	2.47	26.35	49.65	0.08	-0.55
Services	0.21	1.53	-1.27	-1.47	0.21	0.05
Total	100.00	100.00	15.08	13.23	0.60	1.25

The Japan Equity Fund, Inc.

Table 5. Attribution Analysis Breakdown, JPY base (Latest 12 Months) – Equity Only

	Portfolio Weight %	Benchmark Weight %	Portfolio Return %	Benchmark Return %	Sector Selection Effect %	Stock Selection Effect %
Fishing, Agriculture & Forestry	0.00	0.09	0.00	5.69	0.01	0.00
Mining	0.00	0.41	0.00	18.40	–0.05	0.00
Construction	2.44	2.22	–4.47	–2.50	–0.04	–0.14
Foods	0.00	2.51	0.00	16.87	–0.04	0.00
Textiles & Apparel	1.50	1.16	–3.69	8.22	–0.17	–0.18
Pulp & Paper	0.84	0.39	–6.71	6.74	–0.04	–0.04
Chemicals	5.58	5.30	32.69	15.26	0.01	1.01
Pharmaceutical	4.77	3.98	22.82	24.23	0.06	–0.07
Oil & Coal Products	0.29	0.73	–3.89	–6.85	0.08	0.03
Rubber Products	1.03	0.59	–9.59	3.01	0.09	–0.01
Glass & Ceramics Product	0.75	1.18	29.03	15.08	–0.09	0.03
Iron & Steel	1.52	2.56	25.10	16.56	–0.13	0.15
Nonferrous Metals	2.55	1.25	9.47	24.02	0.39	–0.59
Metal Products	0.82	0.62	41.96	20.07	0.01	0.00
Machinery	6.20	4.21	13.29	14.89	–0.08	–0.13
Electrical Appliances	14.32	13.45	23.71	25.02	0.17	–0.13
Transport Equipment	11.17	9.42	27.99	26.23	0.26	0.21
Precision Instruments	2.45	1.24	17.37	26.11	0.18	–0.17
Other Products	1.02	1.68	39.08	26.98	–0.03	0.17
Wholesale Trade	1.69	4.43	7.68	8.25	0.14	–0.03
Retail Trade	4.94	4.24	–7.30	1.41	–0.07	–0.46
Banks	13.28	13.45	8.04	3.64	–0.08	0.72
Other Financing Business	2.92	2.45	29.88	–15.15	–0.10	1.44
Securities & Commodity Futures	1.53	2.40	5.75	16.97	–0.27	0.04
Insurance	3.73	2.55	–1.52	4.41	–0.09	–0.26
Real Estate	2.28	2.47	26.35	49.65	0.08	–0.55
Land Transportation	3.05	3.18	18.11	14.60	–0.01	0.14
Marine Transportation	0.69	0.52	11.14	13.81	–0.02	–0.01
Air Transportation	0.00	0.33	0.00	0.13	0.05	0.00
Warehouse & Harbor Trans	0.00	0.24	0.00	7.42	0.02	0.00
Info & Communication	5.17	5.37	7.29	2.31	0.06	0.12
Electric Power & Gas	3.26	3.85	14.79	15.67	0.04	–0.05
Services	0.21	1.53	–1.27	–1.47	0.21	0.05
Total	100.00	100.00	15.08	13.23	0.56	1.29

The Japan Equity Fund, Inc.

Comment

As shown in Table 1, the NAV of the Fund increased by 10.97% in USD terms during the twelve months from November 1, 2005 to October 31, 2006. Over the same period, the benchmark (TOPIX) gained 10.10% in USD terms. The depreciation of the yen against the U.S. dollar was a negative factor for the absolute return measured in U.S. dollars. The portfolio outperformed the benchmark by 0.87% in USD terms.

Table 2 shows that the performance of the equity portion of the portfolio, excluding expenses and some cash positions in JPY terms, was 15.08%, in comparison with 13.23% for the benchmark, indicating out-performance of 1.85% on this basis.

(Stock Selection)

The attribution analysis indicates that sizable positive contributions were made in the Other Finance (1.44%), Chemicals (1.01%), and Banks (0.72%) sectors. Negative contributions in stock selection came from Nonferrous Metals (–0.59%), Real Estate (–0.55%) and Retail Trade (–0.46%) sectors. The total stock selection contribution was 1.29% over the period.

Major positive contributors were Tokuyama (0.69%, specialty chemical producer), Orix (0.64%, leasing company), Shin-Etsu Chemical (0.56%, specialty chemical producer) and Mitsui Fudosan (0.44%, real estate company). Major negative contributors were Maeda Corp (–0.62%, a construction company), Neomax (–0.48%, metal processor) and Sundrug (–0.39%, specialty retailer).

(Sector Selection)

The attribution analysis shows that positive contributions came from being overweight in Nonferrous Metals (0.39%), overweight in Transport Equipment (0.26%), and underweight in Services (0.21%), while there were negative contributions from an underweight in Securities and Commodity Futures (–0.27%) and overweight in Textiles & Apparel (–0.17%).

Outlook & Strategy

The Japanese stock market has been a clear laggard in 2006 after a strong performance in the last three years. We are optimistic about the Japanese stock market for the reasons discussed below.

First, economic growth driven by business is expected to continue. The Japanese economy has broken the record length of an economic recovery period after World War II this year, despite a moderate growth rate (2-3%). Lack of strong participation by consumers is a major characteristic of the current economic cycle. The Japanese economic outlook will continue to depend on the global economic outlook. Second, the Abe cabinet will pursue a policy of balancing the budget by seeking higher tax revenues through higher economic growth. A symbol of this is the appointment of the reformist economist, Mr. Honma, as the head of the government tax research council. The government will take measures to encourage innovation and capital expenditures by giving tax incentives such as allowing faster depreciation. In short, the current government is expected to take a business and stock market-friendly direction. Third, political relationships with China and South Korea are likely to improve. North Korean nuclear test issues have taken areas of tension between the countries off the agenda at least in the short term. Japan must help China solve ecology problems. Fourth, as a weak yen has been too comfortable for the Japanese economy, corporate profits and overseas investment income, a major risk factor is yen appreciation or dollar depreciation. The five percentage point interest rate differential between Japan and the United States and slow interest rate increase as a result of near zero CPI growth in Japan will encourage outflow of investment funds seeking money from Japan to the United States. The yen/US dollar exchange rate is likely to be in the 115-120 range.

The Japan Equity Fund, Inc.

In the short term, annual rebalancing of international portfolios will likely work in favor of lagging markets such as Japan and Korea toward the end of 2006 or in the early part of the new year.

After some consolidation attributed to the overseas market correction due to seasonal factors such as tax selling or the upcoming U.S. election, the Tokyo market is expected to resume its rally toward 2007. In regard to sector strategy, we will maintain overweight positions in consumer discretionary, technology and industrials benefiting from global economic growth and underweight in defensive sectors, including consumer staple and utilities.

Fund Performance

During the year ended October 31, 2006, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $7.32 per share on June 14, 2006 to a high of $10.12 on November 28, 2005. The Fund’s NYSE market price closed at $8.14 per share on October 31, 2006.

The NYSE market price in relation to the Fund’s net asset value per share during the year ended October 31, 2006 ranged from a high discount of 8.23% on May 17, 2006 to a high premium of 24.69% on November 24, 2005, and ended the period at a discount of 5.13%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund’s prospectus, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. (“DSBI”) for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 31 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager with a total of 10 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in Chemistry. He assumed the day-to-day portfolio management responsibility for the Fund effective October 18, 2006.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

HIROSHI KIMURA	HIDEO TANAKA
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

October 31, 2006

COMMON STOCKS—98.53%

Shares		Value	Shares		Value
Banks—12.90%			Electric Appliances—14.54%
422	Mitsubishi UFJ Financial Group, Inc.	$5,256,673	66,000	Canon Inc.	$3,506,652
540	Mizuho Financial Group, Inc.	4,168,630	130,000	Casio Computer Co., Ltd.	2,605,288
80,000	The Bank of Fukuoka, Ltd.	633,167	10,000	Fanuc Ltd.	860,097
180,000	The Bank of Yokohama, Ltd.	1,378,866	176,000	Matsushita Electric Industrial Co., Ltd.	3,646,471
65,000	The Chiba Bank, Ltd.	577,239	9,000	Murata Manufacturing Co., Ltd.	623,845
61,000	The Gunma Bank, Ltd.	422,312	130,000	Sharp Corp.	2,296,839
300,000	The Sumitomo Trust & Banking Co., Ltd.	3,198,034	110,000	Shinko Electric Industries Co., Ltd.	2,908,228
56,000	The Tochigi Bank, Ltd.	336,921	20,000	TDK Corp.	1,550,716
		15,971,842			17,998,136
Chemicals—4.05%			Electric Power & Gas—4.11%
120,000	Daicei Chemical Industries Ltd.	790,103	122,000	Kyushu Electric Power Co., Inc.	2,827,472
19,500	Fujimi Inc.	568,426	36,000	Tohoku Electric Power Co., Inc.	790,103
29,000	Nitto Denko Corp.	1,639,098	51,000	Tokyo Electric Power Co., Inc.	1,469,367
31,000	Shin-Etsu Chemical Co., Ltd.	2,014,829			5,086,942
		5,012,456	Glass & Ceramic Products—1.03%
Communication—3.95%			6,600	Miraial Co., Ltd.	675,045
660	NTT Corp.	3,294,128	120,000	Toshiba Ceramica Co., Ltd.	606,050
1,050	NTT DoCoMo, Inc.	1,592,662			1,281,095
		4,886,790	Insurance—3.64%
Construction—3.08%			190,000	Aioi Insurance Co., Ltd.	1,296,077
90,000	Daiwa House Industry Co., Ltd.	1,609,186	32,500	Millea Holdings Inc.	1,217,270
30,000	Kinden Corp.	221,930	100,000	Mitsui Sumitomo Insurance Co., Ltd.	1,232,946
270,000	Maeda Corp.	1,111,940	120,000	Nissay Dowa General Insurance Co., Ltd.	758,580
80,000	Sumitomo Forestry Co., Ltd.	870,435			4,504,873
		3,813,491

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2006

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Iron & Steel—2.27%			Precision Instruments—2.74%
32,000	JFE Holdings, Inc.	$1,274,468	55,000	Hoya Corp.	$2,106,601
380,000	Nippon steel Corp.	1,532,751	32,000	Terumo Corp.	1,282,603
		2,807,219			3,389,204
Land Transportation—2.41%			Pulp & Paper—0.86%
430	East Japan Railway Co.	2,980,595	300	Nippon Paper Group Inc.	1,065,164
Machinery—4.76%			Real Estate—3.16%
95,000	Komatsu Ltd.	1,698,585	20,000	Atrium Co., Ltd.	676,214
300,000	Mitsubishi Heavy Industries Ltd.	1,327,006	65,000	Mitsui Fudosan Co., Ltd.	1,586,306
52,000	Miura Co., Ltd.	1,235,997	1,600	Nomura Real Estate Holdings Inc.	59,249
85,000	NSK Ltd.	705,872	110,000	Park24 Co., Ltd.	1,586,476
63,700	OSG Corp.	930,589			3,908,245
		5,898,049	Retail Trade—3.22%
Marine Transportation—0.73%			10,000	Shimamura Co., Ltd.	1,071,943
140,000	Nippon Yusen Kabushiki Kaisha	900,432	66,000	Sundrug Co., Ltd.	1,498,856
Metal Products—1.06%			14,300	Yamada Denki Co., Ltd.	1,410,491
120,000	NHK Spring Co., Ltd.	1,314,804			3,981,290
Non—Ferrous Metals—1.93%			Rubber Products—0.83%
170,000	Sumitomo Electric Industries, Ltd.	2,385,561	50,000	Bridgestone Corp.	1,033,811
Oil & Coal Products—0.45%			Services—1.28%
75,000	Nippon Oil Corp.	552,919	11,000	Nomura Research Institute, Ltd.	1,590,204
Other Financing Business—2.71%			Securities—2.02%
75,500	Hitachi Capital Corp.	1,477,883	143,000	Nomura Holdings Inc.	2,502,288
6,700	Orix Corp.	1,870,731	Textile & Apparel—1.88%
		3,348,614	420,000	Teijin Ltd.	2,324,040
Pharmaceutical—4.95%			Transportation Equipment—11.91%
33,300	Eisai Co., Ltd.	1,690,255	42,000	Aisin Seiki Co., Ltd.	1,281,247
26,000	Ono Pharmaceuticals Co., Ltd.	1,258,029	38,000	Denso Corp.	1,436,149
50,000	Takeda Pharmaceutical Co., Ltd.	3,181,934	86,000	Honda Motor Co., Ltd.	3,017,033
		6,130,218	150,000	Nissan Motor Co., Ltd.	1,780,781
			80	Tachi-S Co., Ltd.	603
			123,000	Toyota Motor Corp.	7,223,032
					14,738,845

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2006

COMMON STOCKS (concluded)			SHORT-TERM INVESTMENTS—0.05%
Shares		Value	Principal Amount (000)		Value
Wholesale Trade—2.06%			U.S. DOLLAR TIME DEPOSIT—0.05%
12,000	Autobacs Seven Co., Ltd.	$ 431,150	$64	Bank of New York Time Deposit, 0.05%,
40,000	Mimasu Semiconductor Industry Co., Ltd.	815,185		due 11/1/06 (Cost—$64,285)	$ 64,285
100,000	Sumitomo Corp.	1,303,279	Total Investments—98.58% (Cost—$99,303,495)		122,021,026
		2,549,614	Other assets less liabilities—1.42%		1,757,909
Total Common Stocks (Cost—$99,239,210)		121,956,741	NET ASSETS (Applicable to 14,421,650 shares of capital stock outstanding; equivalent to $8.58 per share) )—100.00%		$123,778,935

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2006	TEN LARGEST EQUITY POSITIONS HELD October 31, 2006
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	14.54%	Toyota Motor Corp	5.84%
Banks	12.90	Mitsubishi UFJ Financial Group, Inc.	4.25
Transportation Equipment	11.91	Mizuho Financial Group, Inc.	3.37
Pharmaceutical	4.95	Matsushita Electric Industrial Co., Ltd.	2.95
Machinery	4.76	Canon Inc.	2.83
Electric Power & Gas	4.11	NTT Corp.	2.66
Chemicals	4.05	The Sumitomo Trust & Banking Co., Ltd.	2.58
Communication	3.95	Takeda Pharmaceutical Co., Ltd.	2.57
Insurance	3.64	Honda Motor Co., Ltd.	2.44
Retail Trade	3.22	East Japan Railway Co.	2.41
Real Estate	3.16
Construction	3.08
Precision Instruments	2.74
Other Financing Business	2.71
Land Transportation	2.41
Iron & Steel	2.27
Wholesale Trade	2.06
Securities	2.02
Non-Ferrous Metals	1.93
Textile & Apparel	1.88
Services	1.28
Metal Products	1.06
Glass & Ceramic Products	1.03
Pulp & Paper	0.86
Rubber Products	0.83
Marine Transportation	0.73
Oil & Coal Products	0.45

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (cost—$99,303,495)	$ 122,021,026
Cash denominated in foreign currency (cost—$1,310,454)	1,314,103
Interest and dividends receivable	550,282
Prepaid expenses and other assets	57,843
Total assets	123,943,254
Liabilities
Payable for management fees	13,241
Payable for advisory fees	19,862
Payable to other affiliates	26,670
Accrued expenses and other liabilities	104,546
Total liabilities	164,319
Net Assets
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized; 14,421,650 shares issued and outstanding	144,217
Paid-in capital in excess of par value	125,530,308
Undistributed net investment income	368,048
Accumulated net realized loss on investments	(24,977,857)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency	22,714,219
Net assets applicable to shares outstanding	$ 123,778,935
Net Asset Value Per Share	$ 8.58

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2006

Investment income:
Dividends (net of withholding taxes of $99,387)	$ 1,320,431
Interest	63
Total investment income	1,320,494
Expenses:
Investment management and advisory fee	394,888
Administration fee	250,337
Custodian fees and expenses	144,102
Audit and tax services	84,715
Reports and notices to shareholders	63,878
Legal fees and expenses	49,185
Insurance expense	43,829
Directors’ fees and expenses	39,915
Transfer agency fee and expenses	7,359
Other	91,444
Total expenses	1,169,652
Net investment income	150,842
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains on investments	11,830,566
Net realized foreign currency transaction losses	(12,971)
Net change in unrealized appreciation (depreciation) on investments in equity securities	184,658
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	27,895
Net realized and unrealized guns from investment activities and foreign currency transactions	12,030,148
Net increase in net assets resulting from operations	$ 12,180,990

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Years Ended October 31,
	2006	2005
Increase (decrease) in net assets from operations:
Net investment income	$ 150,842	$ 64,964
Net realized gain (loss) on:
Investments	11,830,566	5,430,721
Foreign currency transactions	(12,971)	(284,449)
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	184,658	17,217,326
Translation of short-term investments and other assets and liabilities denominated in foreign currency	27,895	(63,054)
Net increase in net assets resulting from operations	12,180,990	22,365,508
Dividends and distributions to shareholders from:
Net investment income	(813,340)	—
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	5,890	—
Net increase in net assets	11,373,540	22,365,508
Net assets:
Beginning of year	112,405,395	90,039,887
End of year (including undistributed net investment income of $368,048 and $0, respectively)	$123,778,935	$112,405,395

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization Accounting and Significant Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholder—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

New Accounting Pronouncement—In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”). Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which fee 60% is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. During the year ended October 31, 2006, expenses of $6,213 were paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by its employees at meetings of the Fund’s Board. For the year ended October 31, 2006, no out-of-pocket expenses were paid to the Manager.

At October 31, 2006, the Fund owed $33,103 to the Manager.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended October 31, 2006, no out-of-pocket expenses were paid to the Administrator.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense to the Fund in the amount of $46,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

DSTC also acts as custodian for the Fund’s assets and has appointed Sumitomo Mitsui Banking Corporation (the “Sub-Custodian”), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2006, DSTC and the Sub-Custodian earned $64,102 and $80,001, respectively, as compensation for custodial service to the Fund.

At October 31, 2006, the Fund owed $17,401, $3,833 and $5,436 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $8,046 payable to the Sub-Custodian.

During the year ended October 31, 2006, the Fund paid or accrued $49,185 for legal services in connection with the Fund’s on-going operations to a law firm of which the Fund’s Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2006 was $100,171,369, excluding short-term interest bearing investments. At October 31, 2006, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $21,785,371 was composed of gross appreciation of $23,738,924 for those investments having an excess of value over cost, and gross depreciation of $1,953,553 for those investments having an excess of cost over value. For the year ended October 31, 2006, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $73,074,174 and $72,019,070, respectively.

In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2006, the adjustments were to increase net investment income by $1,030,546, increase accumulated net realized loss on investments by $286,322 and decrease paid-in capital in excess of par value by $744,224 primarily relating to the reclassification of realized foreign currency losses, investment in a passive foreign investment company, non-deductible tax expenses and expiration of capital loss carryforwards. Net assets were not affected by this change.

During the current year, the Fund utilized capital loss carryforwards of $10,599,898 and $931,375 of capital loss carryforwards expired.

At October 31, 2006, the Fund had a remaining capital loss carryover of $24,963,364, of which $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and investment in a passive foreign investment company. As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized

Net Investment Income	Accumulated Net Realized Loss	Appreciation/Depreciation
$1,285,714	$24,963,364	$21,782,060

The tax character of the distributions paid during the fiscal year ended October 31, 2006 was from ordinary income.

Capital Stock

There are 30,000,000 shares of $.01 par value common stock authorized. During the year ended October 31, 2006, 733 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 14,421,650 shares of the Fund outstanding at October 31, 2006, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owned 14,634 shares.

Subsequent Event

On December 7, 2006, a dividend was declared by the Board. The distribution of $0.09 per share is payable on December 27, 2006, to shareholders of record at the close of business on December 18, 2006. The ex-dividend date is December 14, 2006.

The Japan Equity Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$ 7.79	$ 6.24	$ 6.00	$ 4.54	$ 5.59
Net investment income (loss)	0.01	—*	—*	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.83	1.55	0.39	1.48	(1.01)
Net increase (decrease) in net asset value resulting from operations	0.84	1.55	0.39	1.46	(1.05)
Less: dividends and distributions to shareholders
Net investment income	(0.05)	—	—	—	—
Dilutive effect of rights offering	—	—	(0.12)	—	—
Offering costs charged to paid-in capital in excess of par value	—	—	(0.03)	—	—
Net asset value, end of year	$ 8.58	$ 7.79	$ 6.24	$ 6.00	$ 4.54
Per share market value, end of year	$ 8.14	$ 8.51	$ 6.08	$ 7.16	$ 4.15
Total investment return:
Based on market price at beginning and end of year, assuming reinvestment of dividends†	(3.68)%	39.97%	(11.70)%	72.53%	(16.83)%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends†	10.91%	24.84%	5.74%	32.16%	(18.78)%
Ratios and supplemental data:
Net assets, end of year (in millions)	$123.8	$112.4	$ 90.0	$ 64.9	$ 49.1
Ratios to average net assets of:
Expenses	0.94%	1.07%	1.12%	1.50%	1.44%
Net investment income (loss)	0.12%	0.07%	(0.06)%	(0.48)%	(0.74)%
Portfolio turnover	59.36%	72.35%	90.03%	84.00%	76.19%

___________________________

†	For the year ended October 31, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.
*	Represents less than $0.005 per share.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Japan Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 7, 2006

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2006) as to the federal tax status of any distributions received by you during such fiscal year.

On July 14, 2006, the Board of Directors of the Fund approved a total distribution of $0.0564 per share which represents a dividend from ordinary income. The dividend was payable on July 28, 2006, to shareholders of record at the close of business on July 21, 2006. The ex-dividend date was July 19, 2006.

On December 7, 2006, the Board of Directors of the Fund approved a total distribution of $0.09 per share which represents a dividend from ordinary income. The dividend was payable on December 27, 2006, to share-holders of record at the close of business on December 18, 2006. The ex-dividend date was December 14, 2006.

There is no foreign tax deduction or credit available to shareholders for calendar year 2006.

The information reported herein may differ from the information and distributions taxable to the share-holders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2007.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2009 for Class I Directors, 2007 for Class II Directors and 2008 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves(1)
Directors
Austin C. Dowling (74) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Thai Capital Fund, Inc., since 1990; Director, The Singapore Fund, Inc., since 2000.	Class III Director since 1992	3
Martin J. Gruber (69) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Mutual Funds, since 1992; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	Class I Director since 1992	3
David G. Harmer (63) 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, since July 2005; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Chairman, 2K2 Hosting Corporation, from April 2001 to April 2002; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1996.	Class II Director since 1997	3
*Hiroshi Kimura (53) One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since July 2001.	Chairman of the Board and Class I Director since 2001	1
Oren G. Shaffer (64) 1801 California Street Denver, CO 80202	Vice Chairman and Chief Financial Officer, Qwest Communications International Inc., since July 2002; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1997.	Class II Director since 2000	3

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves(1)
Officers
Hideo Tanaka (57), 32 Old Slip New York, NY 10005	President and Chief Executive Officer, Daiwa SB Investments (USA) Ltd., since November 2006; Executive Officer and Head of Fixed-Income Management, Daiwa SB Investments Ltd., from 2003 to 2006; Chief Global Strategist, Daiwa SB Investments Ltd., from 1995 to 2003.	President of the Fund since December 2006	—
John J. O’Keefe (47) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President and Treasurer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2000; Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000.	Vice President and Treasurer of the Fund since 2000	—
Yuko Tatezawa (28) One Evertrust Plaza Jersey City, NJ 07302-3051	Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004; Client Reporting Department of Daiwa Securities Trust Company, since 2002.	Secretary of the Fund since 2004	—
Anthony Cambria (52) One Evertrust Plaza Jersey City, NJ 07302-3051	Chief Compliance Officer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004; Director and Executive Vice President, Daiwa Securities Trust Company, since 1999.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (55) 31 West 52nd Street New York, NY 10019-6131	Partner in the law firm of Clifford Chance US LLP, since 1983; Assistant Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

__________________________

1

“Fund Complex” includes the Fund, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*

Directors so noted are deemed by the Fund’s counsel to be “interested persons” (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Kimura is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund’s investment adviser, Daiwa SB Investments Ltd.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Japan Equity Fund, Inc. held on June 1, 2006, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the “Investment Adviser”) under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the “Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Tokyo Stock Price Index. The Board noted that the Fund’s performance for the last one-year period was higher than the Fund’s benchmark, and was only slightly lower for the three- and five-year periods. The Board discussed with the Adviser the reasons for the underperformance in these periods. The Board also noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with, or only slightly below, the benchmark. The Board concluded that the Fund’s overall performance was satisfactory.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that the Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board further noted that while the Investment Adviser does not manage any other U.S. registered funds, it does advise other Japanese equity funds with advisory fees that are equal to or higher than the advisory fee paid by the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board considered the advisory fees paid by the other funds in the Fund Complex, The Singapore Fund, Inc. and The Thai Capital Fund, Inc., as compared to the advisory fee paid to the Fund’s Advisers. The Board noted that the advisory fee paid by the Fund is lower than the advisory fees paid to The Singapore Fund, Inc. and The Thai Capital Fund, Inc. In addition, the Board reviewed the fee paid to the other U.S. registered closed-end fund investing in Japan. The Board noted that the advisory fee rate for the other fund was higher than for the Fund, although noting that the other fund generally invested in a different part of the Japanese market. In

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of the other funds in the Fund Complex and many other country funds, including the other U.S. registered closed-end fund investing in Japan, and concluded that the Fund’s total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

BOARD OF DIRECTORS
Hiroshi Kimura, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Oren G. Shaffer	Annual Report October 31, 2006
OFFICERS Hideo Tanaka President John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

The Japan Equity Fund, Inc.

c/o Daiwa Securities Trust Company One Evertrust Plaza

Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial and accounting officer. A copy of the registrant’s Code of Ethics is attached hereto as Exhibit 12(a).

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1)	The Code of Ethics is attached hereto as Exhibit 12(a).
(2)	Not applicable.
(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oren G. Shaffer who is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006
	Registrant	Covered Entities(1)
Audit Fees	$74,700	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $9,400	$0
All Other Fees		$0
Total Non-Audit Fees	$9,400	$0

Total	$84,100

2005
	Registrant	Covered Entities(1)
Audit Fees	$70,700	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $8,900	$0

All Other Fees		$0
Total Non-Audit Fees	$8,900	$0

Total	$79,600

_____________________
N/A- Not applicable, as not required by Item 4.

(1)    “Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant.

(2) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)

(1)           Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	See table above.
(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The registrant’s policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Naoto Nagai, CFA, is currently responsible for the day-to-day management of the Fund. He has been managing the Fund since October 2006. Daiwa SB Investments Ltd., the Fund’s investment adviser, has employed Mr. Nagai as an equity fund manager since August 2006. Prior to that time, Mr. Nagai was a fund manager and research analyst at Resona Trust Company Japan.

Other Accounts Managed by the Portfolio Managers. As of October 31, 2006, Mr. Nagai managed two mutual funds with a total of $227 million in assets; no other pooled investment vehicles nor other accounts were managed by Mr. Nagai.

Because Mr. Nagai manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Daiwa SB Investments Ltd. may receive fees from certain funds managed by Mr. Nagai that are higher than the fee it receives from the Fund. In those instances, Mr. Nagai may have an incentive to favor the higher fee accounts over the Fund. Daiwa SB Investments Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers. As of October 31, 2006, Mr. Nagai did not beneficially owned any securities in the Fund.

Portfolio Manager Compensation Structure. Mr. Nagai receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Nagai.

Generally, Mr. Nagai receives base salary compensation based on the level of his position with the investment adviser. In addition to base compensation, Mr. Nagai may receive discretionary compensation. Discretionary compensation is comprised of a cash bonus. The bonus is calculated from fund performance, contribution to the business objectives of the investment adviser, the dollar amount of assets under management, client contribution or any market compensation contributions.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the Fund or any “affiliated purchasers” during the period of this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

By	\s\ John J. O’Keefe

-----------------------------------

John J. O’Keefe, Vice President & Treasurer

Date: December 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe

-----------------------------------

John J. O’Keefe, Vice President & Treasurer

Date: December 26, 2006

By	\s\ Hiroshi Kimura

-----------------------------------

Hiroshi Kimura, Chairman

Date: December 26, 2006

EXHIBIT 12(a)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

I.

This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s President and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

*	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
*

full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

*	compliance with applicable laws and governmental rules and regulations;
*	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
*	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund. The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit. Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

*

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

*	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
*

use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

*

accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

*

any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

*

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;
*

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

*

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

*	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability

Each Covered Officer must:

*	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;
*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and
*	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

*	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;
*	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;
*

if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT 12(b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.:
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 26, 2006

\s\John J. O’Keefe

---------------------------------------

John J. O’Keefe, Vice President & Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Hiroshi Kimura, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.:
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 26, 2006

\s\ Hiroshi Kimura

---------------------------------------

Hiroshi Kimura, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 26, 2006

/s/ John J. O’Keefe

----------------------------------

John J. O’Keefe

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 26, 2006

/s/ Hiroshi Kimura

----------------------------------

Hiroshi Kimura

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 12(c)

The Japan Equity Fund, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of The Japan Equity Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Daiwa SB Investments (USA) Ltd. (the “Investment Manager”).

I.	Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A.

Review of Investment Manager’s Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.

Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest[1], the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.

Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D.

Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year2.

VI.	Disclosures
A.	The Fund shall include in its annual report filed on Form N-CSR:
1.

a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.

a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3.

a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:	November 25, 2003

___________________________

1              As it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

2              The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

Proxy voting policy for Daiwa SB Investments (USA) Ltd.

Statement of Policies and Procedures for

Voting Proxies

Introduction

As a registered investment adviser, Daiwa SB Investments (USA) Ltd. (“Daiwa,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

Daiwa is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management’s proposals. However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

Our portfolio management team is responsible for the coordination of Daiwa’s proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how Daiwa will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

Daiwa recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients’ best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company. The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORD

Clients may obtain information on how Daiwa voted with respect to their proxies by contacting our Client services team at Daiwa SB Investments (USA) Ltd.. 32 Old Slip, 11th Floor, New York, New York, Tel No. 212-612-8500, Fax No. 212-612-8518/8519 or email y_uematsu@dsbiusa.net